UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 21, 2001


                          APACHE MEDICAL SYSTEMS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                  000-20805               23-2476415
 --------------------------     ---------------           ------------
(State or other jurisdiction   (Commission File          (IRS Employer
      of incorporation)              Number)          Identification No.)

      1650 Tysons Boulevard
        McLean, Virginia                                     22102
---------------------------------------                    ----------
(Address of Principal Executive Offices)                   (Zip Code)

                                    (703) 847-1400
                          ---------------------------------
              (Registrant's telephone number, including area code)

                                    Not Applicable
                          ---------------------------------
          (Former name or former address, if changed since last report)


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ITEM  5.  OTHER  EVENTS.

     Attached is a press release issued by the Registrant on March 21, 2001. The press release is incorporated herein by this reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                APACHE MEDICAL SYSTEMS, INC.


                                                By:  /s/  Karen C. Miller
                                                     ------------------------
                                                     Karen  C.  Miller
                                                     Vice President of Finance
                                                     and Chief Financial Officer

Date:  March 21, 2001


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                                  EXHIBIT INDEX


Exhibit
 Number           Description
-------           -----------

99.1              Press Release, dated March 21, 2001


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